

NASDAQ: COOL

PolarityTE

where self regenerates self

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements and projections. The company makes no express or implied representation or warrant as to the completeness of this information or, in the case of projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investor will pursue his, her, or its own independent investigation. It must be recognized that estimates of the company's performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements, including without limitation the projections, that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the company's plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The company commonly uses words in this presentation such as "anticipates", "believes", "plans", "expects", "future", "intends" and similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The company's actual results may differ materially from those in the forward-looking statements and projections due to various factors, including competition, market factors and general economic conditions. The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences.


Ask yourself—Name one company or product that truly regenerates *ANYTHING*?

Without Tissue Polarity—*Structure* & *Function* is Lost







po·lar·i·ty: the tendency of living organisms or parts to develop with distinct anterior and posterior (or uppermost and lowermost) ends, or to grow or orient in a particular direction.

PolarityTE

PolarityTE™ Company Overview

PLATFORM OPPORTUNITY

Clinical stage regenerative medicine company with a new and expanding platform technology to create functionally-polarized tissues, beginning with regenerated skin that grows all layers, glands, and hair

TECHNOLOGICAL ADVANTAGE

Autologous tissue with its stem cell niche and supporting elements aims to regenerate functional tissue, based in principles of both reconstructive surgery and cellular biology. No rejection or scarring.

MARKET & STRATEGY

Rapid clinical development of launch product SkinTE™ to capture massive wound market, followed by development and future launches of diverse product portfolio created with platform technology

PIPELINE & DERIVATIVES

Clinical deployment and commercialization of SkinTE™ in 2H of 2017. OsteoTE™ (bone regeneration) following in parallel with anticipated market entry in 2H 2018. CartTE™, MyoTE™, LiverTE™ to follow

TEAM & NETWORK

Experienced Plastic and Reconstructive Surgeons with extensive wound, burn, bone, and soft tissue reconstruction clinical knowledge and a network of national leaders across all surgical specialties

The PolarityTEAM – Management



Denver Lough, MD, PhD
Chief Executive Officer & CSO

- Inventor/innovator behind patented PolarityTE™ platform and derivatives
- MD/PhD from Georgetown University with Honors, Alpha Omega Alpha, Phi Beta Kappa
- Johns Hopkins Plastic and Reconstructive Surgery Training Research
- Recipient of numerous research awards and grants, including best papers by national and international associations
- Recognized as international Burn Surgery Leader: invited to Taiwan to treat hundreds of burn victims



Edward Swanson, MD
Executive Vice President & COO

- BAS from University of Pennsylvania Bioengineering with Honors
- MD from Harvard Medical School with Honors
- Johns Hopkins Plastic and Reconstructive Surgery Training
- Greater than 40 peer-reviewed publications, 5 book chapters, 30 national/international conference presentations
- Research leader at UPenn, Harvard, MIT, Johns Hopkins
- Extensive network of Plastic and Reconstructive Surgery leaders



John Stetson
Executive Vice President & CFO

- Managing Member of HS Contrarian Investments LLC since 2010 - A private investment firm with a focus on early stage companies
- Executive Vice President and Chief Financial Officer of the company since September 2015
- Executive Vice President, Chief Financial Officer, and Director of Marathon Patent Group, Inc. (MARA), a NASDAQ listed patenting company from June 2012 to February 2015
- BA in Economics for the University of Pennsylvania



Stephen Milner, MD, DDS, DSc, FRCSE, FACS
Chief Clinical Officer

- Former Director of the Johns Hopkins Burn Center and Professor of Plastic and Reconstructive Surgery, Pediatrics, and Public Health at Johns Hopkins
- Served as Lieutenant Colonel in the Royal Army Medical Corps with active duty in Operation Desert Storm
- Awarded the Humanitarian Award from the James R. Jordan Foundation in 2012 and the Sushruta-Guha Lectureship and medal in Plastic Surgery and Wound Healing from the Royal College of Surgeons of Edinburgh in 2013
- Resigned from Clinical Practice to Join PolarityTE Full-Time



Michael Neumeister, MD, FRCSC, FACS
Chief Medical Officer

- Professor & Chairman of the Department of Surgery and The Elvin G. Zook Endowed Chair in Plastic Surgery at Southern Illinois University
- Past President of the American Society of Reconstructive Microsurgery, American Association for Hand Surgery, The Plastic Surgery Foundation (The Research Body of The American Society of Plastic Surgeons), Plastic Surgery Research Council, and the Midwest Association of Plastic Surgeons



Cameron Hoyler J.D.
Chief Legal Officer & General Counsel

- Counsel for Life Sciences and Product Liability groups at King & Spalding LLP
- Product liability, employment, commercial, trademark, real estate, and insurance coverage matters.
- Represented clients in the pharmaceutical and medical device industries, including Bristol-Myers Squibb Company, AstraZeneca Pharmaceuticals LP, and McKesson Corporation
- BA from the University of Pennsylvania, and J.D. from the University of San Francisco School of Law



Jennifer Burdman J.D.
Chief Intellectual Property Officer & Deputy General Counsel

- Previous partner at **King & Spalding LLP**
- IP, patent, trademark litigation and business related IP strategies
- Profiled as a "Law360 Rising Star," named to their 2016 IP Editorial Advisory Board, Benchmark Litigation's inaugural Under 40 Hot List in 2016 and 2017
- Named by The National Law Journal named as a 2015 "Rising Star" in Washington, D.C.
- A.B. in Biochemistry & Molecular Biology from Dartmouth College and J.D. from Fordham University School of Law

PolarityTE

The PolarityTEAM – Board of Directors

Management



Denver Lough, MD, PhD
Chairman & Chief Executive Officer



Edward (Ned) Swanson, MD
Executive Vice President, COO, Director



John Stetson
Executive Vice President, CFO, Director

Independent



Steve Gorlin
Director

- Regenerative Medicine and Biotech Pioneer: Founder of Hycor Biomedical, Inc. (acquired by Agilent), Theragenics Corporation, CytRx Corporation, Medicis Pharmaceutical Corporation (acquired by Valeant for $2.6B), EntreMed, Inc., MRI Interventions (MRIC), Medivation (acquired by Pfizer for $14B), MiMedx (MDXG), and current Vice Chairman of NantKwest
- Served on Business Advisory Council to The Johns Hopkins School of Medicine, The Johns Hopkins BioMedical Engineering Advisory Board, and currently serves on the Board of the Andrews Institute
- Started The Touch Foundation, a nonprofit organization for the blind and was a principal financial contributor to the founding of Camp Kudzu for diabetic children



Jon Mogford, PhD
Director

- Vice Chancellor for Research, Texas A&M University System: 11 universities, 7 state agencies, 30K faculty, 135K students, $945M annual budget
- Former Deputy Director of the Defense Advanced Research Projects Agency (DARPA), Defense Sciences Office (DSO)



Michael Beeghley, MPH, Macc
Director

- Chairman and CEO Bioptix Inc. (NASDAQ: BIOP)
- President of Applied Economics LLC, a corporate finance and strategy consulting firm specializing in healthcare and biotech valuation: >$1B in corporate transactions and >2,000 consulting engagements



Jeff Dyer, MBA, PhD
Director

- Horace Beesley Professor of Strategy at BYU as well as the Wharton School
- Internationally recognized strategy and innovation expert, author of business best-sellers *The Innovator's DNA* and *The Innovator's Method*, research frequently published in Forbes, Economist, Fortune, BusinessWeek, Wall Street journal, and Harvard Business Review (most published strategy scholar in HBR)

The PolarityTEAM – Clinical Board of Advisors



Martin C. Robson, MD, FACS, Hon. FRCS, Hon. FRACS
Emeritus Professor at the University of South Florida, President American Burn Association, Wound Healing Society
William L. Hickerson, MD, FACS
Chief of Burn Surgery and the Professor of Plastic Surgery at the University of Tennessee, Medical Director of the Firefighters' Burn Center
Jeffrey W. Shupp, MD
Director Burn Center MedStar, Uniformed Services University of the Health Sciences in Washington, D.C., Associate Professor of Biomedical Engineering
Mark S. Granick, MD
Professor and the Chief of Plastic Surgery at Rutgers New Jersey Medical School
David J. Smith, Jr., MD
Richard G. Connar Professor & Chairman, Department of Surgery University of South Florida
Gerhard S. Mundinger, MD
Director of Plastic Surgery Children's Hospital of New Orleans, Assistant Professor of Cell Biology & Anatomy Louisiana State University
Michael W. Neumeister, MD, FRCS(C), FACS
Chair and Professor
Department of Surgery
Chairman of the Division of Plastic Surgery
Wayne J. Saunders, DMD
Chief of Oral and Maxillofacial Surgery and Dentistry, St. Luke's University Hospital
Stephen Milner, MD, DDS, DSc, FRCSE, FACS
Johns Hopkins Hospital Burn Center Director
Michael Callahan, MD, DTM&H, MSPH
Massachusetts General Hospital, Harvard Medical School, DOD, USAID, DARPA
Anand Kumar, MD
Chief of Plastic Surgery, Rainbow Children's Hospital
Anthony P. Tufaro, MD, DDS
Assoc Prof of Plastic Surgery and Oncology, Johns Hopkins University
Richard Swanson, MD
Chairman of Surgery, Cambridge Health Alliance, Harvard Medical School
Shannath Merbs, MD, PhD
Prof of Ophthalmology and Oncology, Wilmer Eye Institute, Johns Hopkins Univ
Trinity Bivalacqua, MD, PhD
R. Christian Evensen Prof of Urology and Oncology, Dept of Urology, Johns Hopkins
Maurice Nahabedian MD, FACS
Professor and Vice Chairman of Plastic Surgery at Georgetown University
Michael Grant, MD, PhD
Chief of Plastic Surgery, R Adams Cowley Shock Trauma Center, Univ of Maryland
Ryan Katz, MD
Attending Surgeon, Curtis National Hand Center, MedStar Union Memorial Hospital
Rachel Bluebond-Langner, MD
Assoc Prof of Plastic and Reconstructive Surgery, Transgender Surgery, NYU

PolarityTE

Global Regenerative Medicine and Wound Care Markets

- Current markets remain untapped with myopically-redundant and synthetic forms of tissue engineering products which do not utilize the functional and inherently regenerative tissues of the patient.
- Global markets for tissue engineering and regenerative medicine is expected to grow to $56.9 billion by 2019, with a five-year CAGR of 22.3%
- Worldwide prevalence of wounds is exponentially rising in all categories, and expected to reach >250 million wounds by 2020


Growth in Worldwide Prevalence of Wound Types, 2011 -2020
Thousands
250,000
200,000
150,000
100,000
50,000
0
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Complicated skin cancer
Melanoma
Carcinomas
Chronic wounds*
Burn wounds
Lacerations
Traumatic wounds
Surgical wounds


Surgical and Traumatic Wound Prevalence 2012-2017
Millions
180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
2012
2013
2014
2015
2016
2017
Surgical wounds
Traumatic wounds
Lacerations


Chronic Wound (Ulcer) Prevalence 2012-2017
Millions
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
2012
2013
2014
2015
2016
2017
Pressure ulcers
Venous ulcers
Diabetic ulcers


Other Wound Prevalance (Cancer, Amputations) 2012-2017
Millions
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
2012
2013
2014
2015
2016
2017
Amputations
Carcinomas
Melanoma
Complicated skin cancer


Burn Wound Prevalence Worldwide 2012-2017
Millions
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2012
2013
2014
2015
2016
2017
Burn wounds (outpatient)
Burn wounds (medically treated)
Burn wounds (hospitalized)


Global Tissue Engineering & Cell Therapy Market, by Region, 2009-2018
$Millions
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Rest of World
Asia/Pacific
Europe
U.S.
2009
2010
2011
2012
2013
2014
2015
2016
2018

PolarityTE

http://blog.mediligence.com/2014/04/17/applications-global-markets-in-tissue-engineering-and-cell-therapy/ http://www.bccresearch.com/market-research/healthcare/tissue-engineering-regeneration-report-hlc101b.html http://mediligence.com/rpt/rpt-s249.htm?_ga=1.94828757.831280299.1433739315



SkinTE

Skin is Much More than Just Layered Cells



Current Therapies and their Fundamental Limitations

No Cells:

- Acellular scaffolds or matrices lack the innate ability to regenerate tissue and rely on surrounding tissue in-growth and ultimately secondary skin grafts for definitive coverage

Allogeneic/Xenogeneic Cells:

- Allogeneic (another person's cells) or Xenograft (animal cells) will always undergo rejection (like a transplant). This immune rejection process results in inflammation, scarring, leaving a wound reliant on native healing or secondary surgery to attain coverage

The Wrong Cells:

- The "gold standard" - split-thickness autograft skin (3,000 year old surgery), and the only approved semi-autologous product (Epicel which still requires MOUSE fibroblasts) only capture the top layer of skin, leaving behind the proper stem cell niche and multilayer/appendage regenerative capacity. Best case scenario is a healed barrier that contracts and scars with no function



Hair shaft
Meissner's corpuscle
Pore
Dermal papillae
Free nerve ending
Sebaceous (oil) gland
Sensory nerve fiber
Arrector pili muscle
Hair follicle
Hair root
Artery
Vein
Pacinian corpuscle
Root hair plexus

Ultimately, skin is so much more than a single layer to provide a barrier – it's the largest organ in the human body with numerous functions that require regeneration of all components (hair, sweat glands, sebaceous glands, capillary beds, etc.) and all layers (epidermis, rete ridges, dermis, hypodermis, subdermal fat, etc.)

PolarityTE

Competitive Landscape

SkinTE

A Massive Market Saturated with Stagnant Products Lacking Fundamental Principles and Building Blocks for True Functional Skin Regeneration

Product	Company	Cellular	Cell Source	Stem Cells	Cellular Architecture and Interfaces	Full Thickness Functional Skin Regeneration with Appendages (Hair, Glands)
SkinTE	PolarityTE	Yes	Autologous Full Thickness Skin	Yes	Yes	Yes
Integra Bilayer Wound Matrix	Integra LifeScience	No	None (Xenograft Bovine Collagen)	No	No	No
GRAFTJACKET	Wright Medical Group	No	None (Acellular Allogeneic Dermis)	No	No	No
Epifix	MiMedx	Dead	Allogeneic Human Amnion	No	No	No
Grafix	Osiris	Yes	Allogeneic Human Placenta	No	No	No
Apligraf	Organogenesis	Yes	Allogeneic Neonatal Foreskin	No	No	No
Allograft Skin	Allosource, MTF, Others	Yes	Allogeneic Human Skin	No	No	No
Epicel	Vericel	Yes	Split Thickness Skin + Mouse Cells (Xenograft)	No	No	No

PolarityTE

The PolarityTE™ Platform Technology



Nerve

Discovered through careful observation and the study of regenerative tissue healing and cellular propagation mechanisms in real-time, the PolarityTE™ Platform Technology has proved its regenerative capacity across a variety of tissue substrates and composite systems



Vessels/Capillaries



Fat



Bone



Muscle

The PolarityTE™ Advantage – Complex Simplicity Made Real

- Autologous—From the Patient for the Patient: The immune system is highly complex and has evolved to recognize anything that is not truly "self." Our foundational platform is built on using autologous tissue(s), avoiding allogeneic tissue rejection and foreign body reactions. Autologous tissue immediately removes 99% of the competition.

- The Correct Cellular Niche: In order to regenerate functional tissue, the correct cellular niche must be captured. Without the appropriate cellular entities, even an autologous approach will fail. The inclusion of the proper cells within autologous tissue eliminates the remaining competition — there is no other company or product with these two simple features.

- The Recognition of Polarity: Polarity is the directionality within cells and tissues (up, down, left, right, front, back, outside and inside). Polarity drives development and ultimate function of tissue substrates. Our platform maintains polarity to harness the regenerative capacity of the patient-derived autologous cellular niche.

- A Paradigm Shift: It is not about a single cell. It is not a single growth factor. It is not a single scaffold. Rather, it takes a village of cells to regenerate functional tissue, with natural interfaces, interactions and the subsequent propagation of polarity. The proprietary PolarityTE™ platform works across all tissues, while stem cell suspension seeded on artificial scaffolds with growth factors struggles to perform in any tissue.

- Top-Down: Why deconstruct tissue down to a minimal component (single stem cell) and attempt to synthetically rebuild from the ground up? We cannot outsmart the forces of nature. We start our process with the end goal — autologous full thickness tissue with all of its components. Starting with this top-down approach, the tissue is taken down to its base unit capable of regenerating functionally polarized tissue, and allowed to rebuild itself as it naturally would.

- The Human Bioreactor: The PolarityTE™ approach acknowledges the complexity of living tissue substrates. The human body evolved to provide the ideal nutrients and extracellular environment for controlled wound healing. We cannot engineer a better system in a petri dish or incubator. Our process delivers the autologous-homologous polarized functional units back to the patient immediately. The human bioreactor drives the regeneration forward.

SkinTE


Patient Biopsy
PolarityTE™ Processing
SkinTE™ Deployment
SkinTE™ Polarization

Using our platform technology, we aim to regenerate full-thickness, fully functional skin. The process we are developing should allow a patient's own skin to be fully expanded from a small biopsy, and then regenerate ALL LAYERS (epidermis & dermis), hair and appendages - which has never been done before.

PolarityTE

Development Pipeline of PolarityTE™ Construct COREs



Preclinical Development
Clinical Deployment
Construct
Ex Vivo Optimization
Small Animal
Large Animal
Human Pilot
Market Entry
SkinTE
COMPLETE
2H 2017
2H 2017
OsteoTE
INITIATED
2H 2018
2H 2018
CartTE
AdiposeTE
MyoTE
AngioTE
NeuralTE
UroTE
LiverTE
BowelTE
PolarityTE

The PolarityTE™ Launch Platform Product– SkinTE™


SkinTE
World's First: PolarityTE™ Develops Full-thickness Hair-Bearing Skin
for Treatment of Burns, Wounds and Scars
Deployment of SkinTE™ into Burns, Wounds and Scars
Results in Progressive Regenerative Healing of
Full-thickness Functionally-Polarized Skin

PolarityTE

The PolarityTE™ Launch Platform Product– SkinTE™


Control Wound
Progression of Scarred Healing
SkinTE
Progression of Regenerative Full-thickness Healing

PolarityTE

The PolarityTE™ Launch Platform Product– SkinTE™



Progression of Regenerative Full-thickness Healing

PolarityTE's Full-thickness Hair-Bearing Skin is the First Fully Autologous Homologous Product for Burn, Wound and Scar Therapy

SkinTE Application




Hair Follicle Shafts
Epidermis
Epidermal/Dermal Junction
Neo-dermis
Dermal/Hypodermal Junction
Hypodermis


Native Skin
Margin
SkinTE™
Early Pore Formation
Maturing Pores

Full Defect Epithelialization and Scarless Healing

Hair Follicle Regeneration in Full-thickness Wounds Drives Inter-follicular Dermal Propagation

Skin Pore, Neo-dermal and Appendage Regeneration

SkinTE™ Produces Organized, Functionally-Polarized, Full-thickness Skin which Regenerates Epidermis, Neo-dermis, Hypodermis, Hair Follicles and Capillaries in Burns, Wounds and Scars

***SkinTE not only regenerates full-thickness, organized skin within wound beds but will also propagates into old scar tissues and regenerates full-thickness skin (black arrows and dotted line)**

PolarityTE

The PolarityTE™ Launch Platform Product– SkinTE™

Control Wound



Progression of Scarred Healing

Control Wound Healing: Deep Wounds Lose Tissue Polarity During Healing Resulting in Thick Scar Formation

Control Wound




Pseudo-epithelium
Scar
Muscle Fascia



Keratinocyte Migration From Wound Margins without Regeneration

Pseudo-epithelialization Over Granulation Tissues without Functional Dermis

Inability to Heal Central Wound Beds Results in Fibrotic Contraction and Chronic Wounds

Scarring and Failure to Regenerate Organized Tissues Results in Fibrosis and Continued Morbidity

PolarityTE

SkinTE™– Reduced Contraction and Scar Formation


SkinTE


Native Wound

PolarityTE

Comparison of the Clinical Gold Standard and SkinTE™


Native Scar Healed Wound


Native Skin


Allograft
Margin
Native Skin
Full-Thickness Allograft
Autograft
Margin
Native Skin
Full-Thickness Autograft

Skin defects heal through a process of wound contraction and often scar formation. While skin grafts reduce contraction, patient still have scars.

SkinTE™ reduces scar formation and regenerates full-thickness, hair-bearing skin within the wound bed.

SkinTE


SkinTE™
Margin
Native Skin
Full-Thickness SkinTE™

PolarityTE

Wounds Heal from Margins—SkinTE™ Regenerates from Within

Mid-Stage Native Contracting Wound

Marginal Contraction and Migration



Epithelial Migration Columns



Native Healed and Contracted Wound

Pseudo-epithelium Covering the Underlying Scar



SkinTE™ Mid-Stage Regenerative Wound

Mid-Stage SkinTE™ Integrative Convergence with Native Skin



SkinTE™ Regenerative Healing

Trans-marginal Angiogenesis Results in Minimal Scar Formation



It all begins and ends with a simple box


PolarityTE
SkinTE


PolarityTE
SkinTE

The PolarityTE™ Harvest Box

A Box with Everything Needed Inside


SkinTE
PolarityTE
Latex
Biogel
Surgeons
Small
This side up
Medical Action
Laceration Kit: W/Needles
UN3373
BIOLOGICAL SUBSTANCE CATEGORY B
BIOHAZARD
SAFETYBAG
95kPa
Biological Substance
PolarityTE

The PolarityTE™ Harvest System Removes the Barriers

PolarityTE™ Harvest Box


PolarityTE
SkinTE

Open the Harvest System


SkinTE
PolarityTE

Remove All System Contents


SkinTE
PolarityTE



Excise Full-Thickness Skin



Place in Specimen Container


Primary Receptacle
(Leakproof or Siftproof)
Speciman
Absorbent Packing Material
Cap
Secondary Receptacle
(Leakproof or Siftproof)
Rigid Outer Packaging
Insulatory Layer

Load into PolarityTE™ Shipper

Harvest System Provides Safety, Control and Communication

PolarityTE RTA
Product Information


SAFETYBAG
UN3373
NanoCool


PolarityTE
Email
Password
LOGIN


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Settings
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CHATS
Start chatting!
Messages, photos and calls are all secure and HIFAA complaint
Inner Pre-printed Package Label
PolarityTE Inc.
3333 West 9000 South
PolarityTE M&TPC
West Jordan Utah 84088
MON - 03 JUL 3:00P
PRIORITY FIRST OVERNIGHT
7795 3247 2105
89 NPHA
84108
SLC
Place Your Facility Patient ID Sticker Here


InVision
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Settings
POLARITY SERVICES
Harvest Instructions
Learn more about harvesting your biopsy.
Deployment Instructions
Learn more about applying the PolarityTE product.
Tissue Assessment
Find help assessing tissues.
FAQ
General information regarding PolarityTE
Submit Forms
Securely submit any forms to the PolarityTE team

The PolarityTE™ Real-Time Assistant Allows 24-hour HIPAA-Compliant Support Including: Text, Email, Call, Face-to-Face Customer Service and Document Transfer with Polarity Physicians—Real Info in Real-Time between Real People

PolarityTE

Who can be a Regenerative Medicine Provider with SkinTE™?

Harvest Skin™


PolarityTE
SkinTE

Medical Physicians

General and Subspecialty Surgeons

RNs and PAs

Medical Responders and Medics

Wound Care Specialists

SkinTE

Deploy SkinTE™


SkinTE
PolarityTE

Standard Procedures, Processes and Care for Familiarity


SkinTE
Minor Laceration Tray
PolarityTE

Easy Deployment of SkinTE™ at:

Office or Clinic
Patient Bedside
Outpatient Centers
Operating Rooms
Wound Care Centers

The PolarityTE™ Deployment Box

Simple Deployment and Standard Basic Dressings with SkinTE™


G123 400 123 456 0
PolarityTE™ Manufacturing Facility
Space for insertion of manufacturer's information
FOR AUTOLOGOUS USE ONLY
PIN: XXXXXXXXXXXXXXXXXX
Date of Harvest: XX/XX/XXXX
Date of Manufacturing: XX/XX/XXXX
T0033000
SkinTE™
Human Autologous Homologous Skin Product
Refrigerated at +4°C
Processed Aseptically in CGTP Facility
*May Contain Residual Antibiotic from Processing
Expiration Date: xx/xx/xxxx
If stored at +4°C Refrigeration
BIOHAZARD


Deploy SkinTE™


Apply Dressing

The PolarityTE™ Deployment System

PolarityTE

Strategy, Pathway, and Timelines of Initial PolarityTE™ Products

Established cGMP/cGTP CLIA Manufacturing
Product Registration & Market Entry
Low Cost and Short Timeline to Revenue for Each Product



SkinTE
Swine Data
FDA Product Registration of SkinTE™
Commercialization & Staged Market Entry
COMPLETE
Q3 2017
2H 2017
Manufacturing Optimization
OsteoTE
Large Animal Studies
IN PROCESS
December 2017
Manufacturing Optimization
Human Pilot Trial
Product Registration and Market Entry
January 2018
2H 2018
2H 2018

PolarityTE

The PolarityTE™ Product Pipeline is Primed and ***Polarized***


OsteoTE
Welcome to the Shift
PolarityTE

Market Commercialization Strategies

- **National Landscape:**
  126 burn centers nationwide, creating a straightforward scale-up plan with SkinTE™ Market Introduction
- **Key Decision Makers:**
  Burn Center treatments dictated by Burn Center Directors
- **Leaders in the Field on PolarityTE Team:**
  Chief Clinical Officer Dr. Stephen Milner, Former Director of Johns Hopkins Burn Center
  Chief Medical Officer Dr. Michael Neumeister, Chairman of Surgery and Plastic Surgery at Southern Illinois University
  World Class Clinical Board of Advisors
- **Limited Market Release:**
  First year in market composed of a controlled limited market release to select burn centers, wound centers and reconstructive programs prior to complete market roll-out in second year



Corporate Headquarters
R&D: Tissues and Med Tech
Pre-Clinical Studies
Cell/Tissue Manufacturing
SkinTE
R&D and Derivative Technology Expansion
Advancement of Small Molecule Technologies and GMP Efforts
Licensure and Sale of Technology Derivatives
PolarityTE
Novel Technologies, Platforms & Product Derivatives
Construct Manufacturing of Cell/Tissue Products
Collaboration on Integrative Technologies with Industry Partners
Expanding and Evolving Innovation IP/ Patent Developments
PolarityTE

Summary

PolarityTE™, Inc. (NASDAQ: COOL) The New Paradigm of Regenerative Medicine is Here And This Time it is Real with a Proven Platform Technology

A Regenerative Medicine Company Like No Other

A revolutionary and proprietary platform technology developing products to regenerate fully functional tissue across a wide spectrum of tissues – skin, bone, muscle, cartilage, fat, nerve, liver, and more...all within a box

Not Just a Product but a Platform

The proprietary platform technology provides a springboard for repeated product development targeting independent multibillion dollar markets – wounds, bone (trauma, spinal fusion, craniofacial, dental), osteoarthritis, etc., with related technology derivative spin-off products from each tissue substrate

A Paradigm Shift in Tissue Engineering Concepts

Utilizing autologous , homologous supportive cellular entities and elements for immediate redeployment to the patient, taking advantage of the human bioreactor – an approach never taken before despite sound and simple principles with true regeneration of functional tissues

Early Market and Commercialization Entry

SkinTE™ clinical application and market entry 2H 2017, OsteoTE™ clinical application and market entry2H 2018, with numerous pipeline products following in parallel

Integrative Platforms for Industry Partners, Government and Military

Tissue regeneration is a prime focus for industry as well as for the government, military and disaster applications, providing numerous prospects for licensure, off-the-shelf product integration, contracts and grants

A Team Never Seen Before

A company by physicians for physicians- with such extensive clinical, surgical and translational experience and strong backing of leading physicians across numerous specialties the Polarity team is poised for targeted product development and streamlined clinical roll-out with an established network of users


SkinTE
PolarityTE
In Pursuit of Complex Simplicity and a Pragmatic Reality

PolarityTE



PolarityTE

Welcome to the Shift™